Asset retirement obligations	12 Months Ended
Dec. 31, 2025
Asset retirement obligations
Asset Retirement Obligations

14. Asset retirement obligations

Asset retirement obligations (“ARO”) relate to minor non-operated interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The estimated future abandonment liability is based on estimates of the future timing and costs to abandon, remediate and reclaim the well sites within the next five years.  The net present value of the ARO is as noted below and has been calculated using an inflation rate of 2.4% and discounted using a credit-adjusted risk-free interest rate of 10%.

	2025	2024	2023
ARO balance, beginning of the year	$24,761	$27,030	$24,574
Accretion expense	2,457	2,069	2,069
Change in ARO estimates	(3,907)	(4,338)	387
ARO balance, end of the year	23,311	24,761	27,030